UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CERNER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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amount on which the filing fee is calculated and state how it was determined):
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***Exercise Your Right to Vote***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 22, 2020.
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Meeting Information
CERNER CORPORATION	Meeting Type:		Annual Meeting
	For holders as of:		March 24, 2020
	Date:	May 22, 2020	Time:	10:00 a.m. (CDT)
	Location:	Meeting live via the Internet. Please visit www.virtualshareholdermeeting.com/CERN2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CERN2020 and be sure to have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page).

CERNER CORPORATION 2800 ROCKCREEK PARKWAY NORTH KANSAS CITY, MO 64117
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
This notice also constitutes Notice of the 2020 Annual Shareholders' Meeting.
A list of our shareholders of record will be made available electronically during the meeting at the virtual meeting site.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE OF 2020 ANNUAL MEETING AND PROXY STATEMENT
2. ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 28, 2019
How to View Online:

Visit www.proxyvote.com and enter the 16-digit control number that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page). Once logged in, the proxy materials may be viewed and downloaded under Important Materials in the right hand column of the page.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com to request a paper or e-mail copy.
2) BY TELEPHONE:	1-800-579-1639 to request a paper copy.
3) BY E-MAIL*:	sendmaterial@proxyvote.com to request a paper copy.

* If requesting materials by e-mail, please send a blank e-mail with the 16-digit control number that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2020 to facilitate timely delivery.

- How to Vote -
Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
To vote now by Internet, go to www.proxyvote.com, enter the 16-digit control number that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) and follow the instructions.
During the Meeting:
All shareholders of record as of March 24, 2020 (or holders in street name who have obtained a valid proxy) may attend the meeting by Internet at www.virtualshareholdermeeting.com/CERN2020 and vote using the 16-digit control number that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5:
1.	Election of Class I Directors
Nominees:
	1a.	Julie L. Gerberding, M.D., M.P.H.
	1b.	Brent Shafer
	1c.	William D. Zollars
2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Cerner Corporation for 2020.
3.	Approval, on an advisory basis, of the compensation of our Named Executive Officers.
4.	Approval of an amendment to our Third Restated Certificate of Incorporation to declassify our Board of Directors.
5.	Approval of an amendment to our Third Restated Certificate of Incorporation to amend the advance notice provisions for director nominations.
6.	To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.